Significant Events After the Balance Sheet Date	6 Months Ended
Jun. 30, 2024
Significant Events After the Balance Sheet Date [Abstract]
Significant Events after the Balance Sheet Date
11.	Significant Events after the Balance Sheet Date

(1)	On July 29, 2024, the Company's Board of Directors resolved to approve a cash capital increase by issuing new shares. The planned issuance is 15,000 thousand shares at an issue price of $20 per share, with a total amount of $300,000 thousand.

(2)	On August 16, 2024, the Company's Board of Directors resolved to approve an additional investment project. In response to the Company's operational growth needs, the Company plans to invest in EZ Intelligent Technology CO., LTD., which is related to AI artificial intelligence research and development. The planned investment amount is $40,564 thousand, with an expected ownership percentage of approximately 36.04%.